                                                         EXHIBIT 21

                                     LIST A


                       TURNER BROADCASTING SYSTEM, INC.
                     ------------------------------------
                        (Wholly-Owned Subsidiaries)



1.       Atlanta National League Baseball Club, Inc. ("ANLBC")

                 ANLBC Subs:               a.      Atlanta Braves, Inc.
                 -----------               b.      Braves  Productions, Inc.
                                           c.      The Stadium Club, Inc.

2.       CR Acquisition Co.
3.       Cable News Network, Inc. ("CNN")

                 CNN Subs:                 a.      CNN America, Inc.
                 ---------                 b.      CNN Business News International, Inc.
                                           c.      CNN Germany, Inc.
                                           d.      Cable News International, Inc.

4.       The Cartoon Network, Inc.
*5.      Castle Rock Entertainment, Inc. ("CR")

                 CR Subs:                  *a.     All Night Productions, Inc.
                 -------                   *b.     Burmat Limited
                                           *c.     Castle Rock Enterprises, Inc.
                                           *d.     Castle Rock Pictures, Inc.
                                           *e.     Castle Rock Productions, Limited
                                           *f.     G.S.E. Enterprises, Inc.
                                           *g.     Needful Productions, Ltd.
                                           *h.     Sam Productions, Inc.
                                           *i.     Signal Hill Production, Ltd.
                                           *j.     Train Wreck Productions, Inc.

6.       Goodwill Games, Inc. ("GWG")

                 GWG Subs:                 a.      Gamma Productions, Inc.
                 --------                  b.      Turner Leasing Company Inc.

7.       HB Holding Co. ("HBC")

                 HBC Sub:                  a.      Hanna-Barbera Entertainment Co., Inc. ("HBEC")
                 --------

                          HBEC Subs:               1.       Hanna-Barbera Enterprises, Inc.
                          ---------                2.       Hanna-Barbera Enterprises (S/C) Ltd.
                                                   3.       Hanna-Barbera Enterprises (U.K.) Limited
                                                   4.       Hanna-Barbera Home Video, Inc.
                                                   5.       Hanna-Barbera Productions, Inc. ("HBPI")

                                  HBPI Subs:                a.      Fil-Cartoons, Inc.
                                  ----------                b.      Hanna-Barbera B.V.
                                                            c.      Hanna-Barbera France, S.A.

                                                   6.       Hanna-Barbera Music Corp.
                                                   7.       Hanna-Barbera Retail, Inc.
                                                   8.       R-S Pictures, Inc.
                                                   9.       Raby-Spar Enterprises, Inc.

8.       Hanna-Barbera, Inc. ("HB")

                 HB Subs:                  a.      Barhanna Music, Inc.
                 --------                  b.      Hanna-Barbera Cartoons, Inc. ("HBCI")

                          HBCI Subs:               1.       Bedrock Productions, Inc.
                          ----------               2.       The Endangered Film Company, Inc.

                                           c.      Hanna-Barbera Character Art Services, Inc.
                                           d.      Newbar Music, Inc.
                                           e.      Vineland Productions, Inc.

 9.      Hawks Basketball, Inc.
10.      ICC Ventures, Inc.
11.      New Line Cinema Corporation ("NL")

                 NL Subs:                  a.      Alex Entertainment, Inc.
                 --------                  b.      Juno Pix, Inc.
                                           c.      Katja Motion Picture Corp.
                                           d.      Lampline, Inc.
                                           e.      Mitchell Entertainment, Inc.
                                           f.      New Line Distribution, Inc.





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

                                           g.      New Line Home Video, Inc.
                                           h.      New Line International Releasing, Inc.
                                           i.      New Line Productions, Inc.
                                           j.      New Line Realty of New York, Inc.
                                           k.      New Line Television International Limited
                                           l.      Nicolas Entertainment, Inc.
                                           m.      Sargasso Productions Ltd.
12.      RET Corporation
13.      RET Music, Inc.
14.      Soviet-American Trading Corporation
15.      Superstation, Inc.
16.      TBS Productions, Inc. ("TBSP")

                 TBSP Subs:                a.      North Center Productions, Inc.
                 ----------                b.      Ten 50 Productions, Inc.

17.      TBS Properties Inc.
18.      T.I.C. Leasing Corp.
19.      Turner Arena Productions and Sales, Inc. ("TAPS")

                 TAPS Subs:                a.      Atlanta Coliseum, Inc.
                 ---------                 b.      The Omni Promotions Management Company ("OPMC")

                          OPMC Sub:                1.       Techwood Entertainment, Inc.
                          --------

                                           c.      Seats, Inc.

20.      Turner Broadcasting Sales, Inc.
21.      Turner Cable Network Sales, Inc. ("TCNS")

                 TCNS Sub:                 a.      Turner Educational Services, Inc.
                 ---------

*22.     Turner Classic Movies, Inc.

23.      Turner Entertainment Co. ("TEC")

                 TEC Subs:                         a.       Clarington Productions, Inc.
                 ---------                         b.       Elstree Ltd.
                                                   c.       Entertainment Film and Tape Services Co.
                                                   d.       Filmland Data Processing Co.
                                                   e.       Filmland Production Co.

                                                   f.       H-B Distribution Co.
                                                   g.       Premier Record Corporation
                                                   h.       TEC Bounty Exhibition, Inc.
                                                   i.       Turner Affiliated Music, Inc.
                                                   j.       Turner Entertainment Associated, Inc.
                                                   k.       Turner Entertainment Film Co.
                                                   l.       Turner Entertainment Manila, Inc.
                                                   m.       Turner Entertainment Co. (de Mexico)
                                                   n.       Turner Entertainment Oriental Co., Inc.
                                                   o.       Turner Entertainment Pictures of Canada Limited
                                                   p.       Turner Music, Inc.
                                                   q.       Turner Pictures (UK) Limited ("TPL")

                 TPL Subs:                                  1.      TBS Programmes International Limited
                 ---------                                  2.      Turner Productions International Limited
                                                            3.      Turner Television Productions Limited

                                                   r.       Turner Tape Storage Co.

24.      Turner Home Entertainment, Inc.

                 THE Sub:                          a.       World Championship Wrestling, Inc.
                 --------

25.      Turner International, Inc.. ("TI")

                 TI Subs:                          a.       Turner Czech, Inc.
                 --------                          b.       Turner Entertainment Co. (de Puerto Rico)
                                                   c.       Turner International Argentina S.A.
                                                   d.       Turner International Australia Pty. Limited
                                                   e.       Turner International do Brasil Ltda.
                                                   f.       Turner International Broadcasting Russia, Inc.
                                                   g.       Turner International Far East Limited
                                                   h.       Turner International Holding Company
                                                   i.       Turner International Japan, Inc.
                                                   j.       Turner International Netherlands B.V.
                                                   k.       Turner International Television Licensing Co., Inc.
                                                   l.       Turner Management Co. UK Limited

                                                                    ("TMCUK")

                 TMCUK Subs:               *1.     Turner Entertainment Networks
                 -----------                       International limited (TENI)

                          TENI Subs                *a.      The Cartoon Network Limited
                          ---------                *b.      Turner Network Television Limited

                                           *2.     Turner Home Entertainment UK Limited
                                           *3.     Turner International Advertising Sales Limited
                                           *4.     Turner International Network Sales Limited ('TINSL")

                                  TINSL Sub:                a.      Turner Broadcasting International Limited
                                  ----------

                                           *5.     Turner International Television Licensing Limited

                                  *m.      Turner Productions S.A.
                                   n.      Turner Slovakia, Inc.

26.      Turner Marketing, Inc.
27.      Turner Music Publishing, Inc.,
28.      Turner Network Television, Inc. ('TNT')

                 TNT Subs:                 a.      The Awakening, Inc.
                 ---------                 b.      Retro, Inc.,
                                           c.      Spanish Creek Productions, Inc.
                                           d.      TNT Music Publishing, Inc.
                                           e.      Techwood Music, Inc.
                                           f.      Techwood Productions, Inc.
                                           g.      Turner Pictures, Inc. ("TPI")

                          TPI Sub:                 1.       Colbath, Inc.
                          --------

29.      Turner Omni Venture, Inc.
30.      Turner Private Networks, Inc. ("TPNI")

                 TPNI Subs:                a.      AC Holdings, Inc.
                 ---------
                                           b.      COC Holdings, Inc.

31.      Turner Program Services, Inc.
32.      Turner Publishing, Inc.
33.      Turner Reciprocal Advertising Corporation
34.      Turner Retail Company
35.      Turner Security, Inc.
36.      Turner Sports, Inc.
37.      Turner Sports Programming, Inc.
38.      Turner Teleport, Inc.


*New Subsidiary

Revised: 3/22/94

                                     LIST B

                        TURNER BROADCASTING SYSTEM, INC.

                       ALPHABETICAL LIST OF SUBSIDIARIES
                       ---------------------------------



  1.             AC Holdings, Inc. (30a)
* 2.             Alex Entertainment, Inc. (11a)
* 3.             All Night Productions Inc. (5a)
  4.             Atlanta Braves, Inc. (1a)
  5.             Altanta Coliseum, Inc. (19a)
  6.             Atlanta National League Baseball Club, Inc. (1)
  7.             The Awakening, Inc. (28a)
  8.             Barhanna Music, Inc. (8a)
  9.             Bedrock Productions, Inc. (8b1)
 10.             Braves Productions, Inc. (1b)
*11.             Burmat Limited (5b)
 12.             CNN America, Inc. (3a)
 13.             CNN Business News International, Inc. (3b)
 14.             CNN Germany, Inc. (3c)
 15.             COC Holdings, Inc. (30b)
 16.             CR Acquisition Co. (2)
 17.             Cable News International, Inc. (3d)
 18.             Cable New Network, Inc. (3)
 19.             The Cartoon Network, Inc. (4)
*20.             The Cartoon Network Limited (2511a)
*21.             Castle Rock Entertainment, Inc. (5)
*22.             Castle Rock Enterprises, Inc. (5c)
*23.             Castle Rock Pictures, Inc. (5d)
*24.             Castle Rock Productions, Limited (5e)
 25.             Clarington Productions Inc. (23a)
 26.             Colbath, Inc. (28g1)
 27.             Elstree Ltd. (23b)
 28.             The Endangered Film Company, Inc. (8b2)
 29.             Entertainment Film and Tape Services Co. (23c)
 30.             Fil-Cartoons, Inc. (7a5a)
 31.             Filmland Data Processing Co. (23d)
 32.             Filmland Production Co. (23e)
*33.             G.S.E. Enterprises, Inc. (5f)
 34.             Gamma Productions, Inc. (6a)
 35.             Goodwill Games, Inc. (6)
 36.             H-B Distribution Co. (23f)
 37.             HB Holding Co. (7)

 38.             Hanna-Barbera B.V. (75b)
 39.             Hanna-Barbera Cartoons, Inc. (8b)
 40.             Hanna-Barbera Character Art Services, Inc. (8c)
 41.             Hanna-Barbera Enterprises, Inc. (7a1)
 42.             Hanna-Barbera Enterprises (S/C) Ltd. (7a2)
 43.             Hanna-Barbera Enterprises (U.K.) Limited (7a3)
 44.             Hanna-Barbera Entertaiment Co., Inc. (7a)
 45.             Hanna-Barbera France, S.A. (7a5c)
 46.             Hanna-Barbera Home Video, Inc. (7a4)
 47.             Hanna-Barbera, Inc. (8)
 48.             Hanna-Barbera Music Corp. (7a6)
 49.             Hanna-Barbera Productions, Inc. (7a5)
 50.             Hanna-Barbera Retail, Inc. (7a7)
 51.             Hawks Basketball, Inc. (9)
 52.             ICC Ventures, Inc. (10)
*53.             Juno Pix, Inc. (11b)
*54.             Katja Motion Picture Corp. (11c)
*55.             Lampline, Inc. (11d)
*56.             Mitchell Entertainment, Inc. (11e)
*57.             Needful Productions, Ltd. (5g)
 58.             Newbar Music, Inc. (8d)
*59.             New Line Cinema Corporation (11)
*60.             New Line Distribution, Inc., (11f)
*61.             New Line Home Video, Inc. (11g)
*62.             New Line International Releasing, Inc. (11h)
*63.             New Line Productions, Inc. (11i)
*64.             New Line Realty of New York, Inc. (11j)
*65.             New Line Television International Limited (11k)
*66.             Nicolas Entertainment Inc. (11l)
 67.             North Center Productions, Inc. (16a)
 68.             The Omni Promotions Management Company (19b)
 69.             Premier Record Corporation (23g)
 70.             RET Corporation (12)
 71.             RET Music, Inc. (13)
 72.             R-S Pictures, Inc. (7a8)
 73.             Raby-Spar Enterprises, Inc. (7a9)
 74.             Retro, Inc. (28b)
*75.             Sam Productions Inc. (5h)
*76.             Sargasso Productions Ltd. (11m)
 77.             Seats, Inc. (19c)
*78.             Signal Hill Productions, Ltd. (5i)
 79.             Soviet-America Trading Corporation (14)
 80.             Spanish Creek Productions, Inc. (28c)
 81.             The Stadium Club, Inc. (1c)

  82.    Superstation Inc. (15)
  83.    TBS Productions, Inc. (16)
  84.    TBS Programmes International Limited (23q1)
  85.    TBS Properties, Inc. (17)
  86.    TEC Bounty Exhibition, Inc. (23h)
  87.    T.I.C. Leasing Corp. (18)
  88.    TNT Music Publishing, Inc. (28d)
  89.    Techwood Entertainment, Inc. (19b1)
  90.    Techwood Music, Inc. (28e)
  91.    Techwood Productions, Inc. (28f)
 *92.    Ten 50 Productions, Inc. (16b)
 *93.    Train Wreck Productions, Inc. (5j)
  94.    Turner Affiliated Music, Inc. (23i)
  95.    Turner Arena Productions and Sales, Inc. (19)
  96.    Tuner Broadcasting International Limited (2514a)
  97.    Turner Broadcasting Sales, Inc. (20)
  98.    Turner Cable Network Sales, Inc. (21)
 *99.    Turner Classic Movies, Inc. (22)
*100.    Turner Czech, Inc.. (25a)
 101.    Turner Educational Services, Inc. (21a)
 102.    Turner Entertainment Associated, Inc. (23j)
 103.    Turner Entertainment Co. (23)
 104.    Turner Entertainment Co. (de Mexico) (23m)
 105.    Turner Entertainment Co. (de Puerto Rico) (25b)
 106.    Turner Entertainment Film Co. (23k)
 107.    Turner Entertainment Manila, Inc. (23l)
*108.    Turner Entertainment Networks International Limited (2511)
 109.    Turner Entertainment Oriental Co., Inc. (23n)
 110.    Turner Entertainment Pictures of Canada Limited (23o)
 111.    Turner Home Entertainment, Inc. (24)
*112.    Turner Home Entertainment UK Limited (2512)
*113.    Turner International Advertising Sales Limited (25l3)
*114.    Turner International Argentina S.A. (25c)
 115.    Turner International Australia Pty. Limited (25d)
 116.    Turner International Broadcasting Russia, Inc. (25f)
 117.    Turner International do Brasil Ltda, (25c)
 118.    Turner International Far East Limited (25g)
*119.    Turner International Holding Company (25h)
 120.    Turner International, Inc. (25)
 121.    Turner International Japan, Inc. (25i)
 122.    Turner International Netherlands B.V. (25j)
 123.    Turner International Network Sales Limited (2514)
 124.    Turner International Television Licensing Co., Inc. (25k)
*125.    Turner International Television Licensing Limited (2515)

 126.    Turner Leasing Company, Inc. (6b)
*127.    Turner Management Co. UK Limited (251)
 128.    Turner Marketing, Inc. (26)
 129.    Turner Music, Inc. (23p)
 130.    Turner Music Publishing, Inc. (27)
 131.    Turner Network Television, Inc. (28)
*132.    Turner Network Television Limited (2511b)
 133.    Turner Omni Venture, Inc. (29)
 134.    Turner Pictures, Inc. (28g)
 135.    Turner Pictures (UK) Limited (23q)
 136.    Turner Private Networks, Inc. (30)
 137.    Turner Productions International Limited (23q2)
*138.    Turner Productions S.A. (25m)
 139.    Turner Program Services, Inc. (31)
 140.    Turner Publishing, Inc. (32)
 141.    Turner Reciprocal Advertising Corporation (33)
*142.    Turner Retail Company (34)
 143.    Turner Security, Inc. (35)
*144.    Turner Slovakia, Inc. (25n)
 145.    Turner Sports, Inc. (36)
 146.    Turner Sports Programming, Inc. (37)
 147.    Turner Tape Storage Co. (23r)
 148.    Turner Teleport, Inc. (38)
 149.    Turner Television Productions Limited (23q3)
 150.    Vineland Productions, Inc. (8e)
 151.    World Championship Wrestling, Inc. (24a)





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